EXHIBIT 3.2
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   BRITISH         Ministry of Finance                         NUMBER: BC0046398
   COLUMBIA        Corporate and Personal
                   Property Registries





                                  CERTIFICATE

                                       OF

                                 CHANGE OF NAME



                           BUSINESS CORPORATIONS ACT




I Hereby Certify that LIGNUM LIMITED changed its name to RIVERSIDE FOREST PRODUCTS (MARKETING) LIMITED on May 19, 2004, at 02:40 PM Pacific Time.



                            Issued under my hand at Victoria, British Columbia
                                                On May 19, 2004

                                              /s/ John S. Powell
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                                                JOHN S. POWELL
                                             Registrar of Companies
                                         Province of British Columbia
                                                     Canada




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                                     FORM 21
                                  (SECTION 371)
                          PROVINCE OF BRITISH COLUMBIA

                                                                  Certificate of
                                                              Incorp. No. 46,398

                                   COMPANY ACT

                               SPECIAL RESOLUTION

The following special resolution was passed by the undermentioned Company on the date stated:

Name of Company:  LIGNUM LIMITED

Date Resolution Passed:  February 1, 1993

RESOLUTION:

"RESOLVED, as a special resolution, that:

1. The authorized capital of the Company be reduced by cancellation of all of the following authorized shares:

         (a)      5,000 Voting shares without par value;

         (b)      5,000 Class "A" shares without par value;

         (c)      500 Class "B" shares without par value; and

         (d) 53,000 Class "A" Preference shares with a par value of $1.00 each;

         (e) 10,000 Class "B" Preference shares with a par value of $.01 each;

         none of which are allotted or issued.

2.       The special rights and restrictions attached to:

         (a)      the Voting shares;

         (b)      the Class "A" shares;

         (c)      the Class "B" shares;

         (d)      the Class "A" Preference shares;

         (e)      the Class "B" Preference shares;

         (f)      the Class "D" shares;

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         and Articles 25, 26, 28, 30 and 31 of the Articles of the Company,
         setting out the special rights and restrictions attached to the aforementioned shares of the Company, be deleted.

3. The name and designation of all of the 100,000 issued and unissued Class "D" shares with a par value of $1.00 each in the capital of the Company be changed to Common shares with a par value of $1.00 each;

4. The second paragraph of the Memorandum of the Company be altered to read as follows:

         "2. The authorized capital of the Company consists of 100,000 Common shares with a par value of $1.00 each."

5. The Memorandum of the Company be in the form of Schedule "A" hereto so that the Memorandum as altered shall at the time of filing comply with the COMPANY ACT.

6. The Articles of the Company be replaced by Articles in the form attached hereto as Schedule "B"."

CERTIFIED a true copy this 3rd day of February, 1993.


                                                     /s/ John C. Kerr
                                                     --------------------------
                                                     JOHN C. KERR, Chairman

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                                  SCHEDULE "B"

                               ALTERED MEMORANDUM

                                       OF

                                 LIGNUM LIMITED

           (as altered by special resolution passed February 1, 1993)



1.       The name of the Company is "LIGNUM LIMITED"

2. The authorized capital of the Company consists of 100,000 Common shares with a par value of $1.00 each.